                                                                  1996 FORM 10-K
                                                                  EXHIBIT 10.16
                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT





         This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (as the same may be amended, modified, or supplemented from time to time, this "Amendment") is entered into and effective as of the 6th day of September, 1996 by and among LAKEHEAD PIPE LINE COMPANY, INC., a Delaware corporation (the "General Partner"), LAKEHEAD PIPE LINE PARTNERS, L.P., a Delaware limited partnership (the "MLP"), LAKEHEAD SERVICES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Services Partnership"), LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Operating Partnership," and, together with the MLP and the Services Partnership, collectively the "Borrowers"); BANK OF MONTREAL, a Canadian chartered bank, THE TORONTO-DOMINION BANK, a Canadian chartered bank, CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank, ABN AMRO BANK, N.V., CAYMAN ISLANDS BRANCH; and said BANK OF MONTREAL as Agent for the Banks.

                                   WITNESETH:

        WHEREAS, the General Partner, the Borrowers, the Banks, the Agent, and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement dated as of September 6, 1996 (as the same may be amended, modified, or supplemented from time to time, the "Credit Agreement"); and

        WHEREAS, the Credit Agreement has been executed by the parties thereto in amendment and restatement of the Existing Credit Agreement; and

        WHEREAS, the Existing Credit Agreement provides for "Revolving Loans"
(as defined in the Existing Credit Agreement), and for the conversion   of such
Revolving Loans to term loans; and

       WHEREAS, the Credit Agreement provides for, inter alia, the continuance of such revolving facility and Revolving Loans; and

       WHEREAS, the General Partner, the Borrowers, the Banks, and the Agent have agreed, and hereby agree, to amend the Credit Agreement to the extent necessary to provide for the conversion of one or more Loans into one or more term loans (each a "Term Loan," and collectively, the "Term Loans") such that the credit facility under the Credit Agreement shall, during the term of this Amendment, provide for a revolving credit and term loan facility as does the Existing Credit Agreement.

       NOW, THEREFORE, the General Partner, the Borrowers, the Banks, and the Agent hereby agree as follows:

       1. Capitalized terms used herein (including in the recitals hereinabove) and not otherwise defined herein shall have the meanings respectively assigned to such terms in the Credit Agreement.

       2. In accordance with Section 2.01 of the Credit Agreement, the Agent has the right to forward to the Borrowers a Notice of Non-Continuation specifying a Potential Loan Maturity Date, and the Borrowers have the right to replace any Electing Banks. In the event that after receipt of a Notice of Non-Continuation, the Agent and each Electing Bank do not, prior to the Applicable Anniversary Date, receive a Notice of Replacement as contemplated by said Section 2.01 of the Credit Agreement, then, notwithstanding anything contained in said Section 2.01 of the Credit Agreement or elsewhere to the contrary, all Loans then outstanding shall, without any further action of any kind, be automatically converted to Term Loans to the respective Borrower or Borrowers of such Loans on such Applicable Anniversary Date upon the receipt of a certificate from each such Borrower certifying that as of such date of conversion (a) No Event of Default has occurred and is continuing, (ii) the representation and warranty contained in Section 5.04 of the Credit Agreement is true and correct, and (c) with respect to any Term Loan to be secured by Qualifying Securities, the value of the Qualifying Securities in which the Collateral Agent will have a first perfected security interest contemporaneously with the conversion of such Loan or Loans to a Term Loan or Term Loans shall be no less than the Required Collateral Amount for each such Term Loan.

         3. Additionally, each Borrower shall have the option, on any one or more Business Day(s) to convert all or a portion equal to not less than $25,000,000 of the outstanding principal amount of the Loans to a Term Loan or Term Loans by such Borrower's providing the Agent (a) (i) at least two Business Days' prior notice in the case of a conversion to Term Loans bearing
 interest at the LIBOR   Rate or the CD Rate, or (ii) notice on the same day,
 in the case of a conversion to Prime Rate Loans and (b) a certificate from such Borrower certifying that as of such date of conversion (i) No Event of Default has occurred and is continuing, (ii) the representation and warranty contained in Section 5.04 of the Credit Agreement is true and correct, and
 (iii) with respect to any Term Loan to be secured by Qualifying Securities, the value of the Qualifying Securities in which the Collateral Agent will have a first perfected security interest contemporaneously with the conversion of such Loan or Loans to a Term Loan or Term Loans shall be no less than the Required Collateral Amount for each such Term Loan.

        4. It is expressly agreed and understood that the Total Loan Commitment shall not be reduced by the principal amount of the Loan or Loans converted to a Term Loan or Term Loans pursuant to this Amendment.

        5. The Term Loans shall be evidenced by the Existing Notes, shall be deemed to be "Loans" under and governed by the Credit Agreement as amended hereby, and shall constitute Funded Debt, the principal of which is payable quarterly pursuant to Paragraph 7 hereof.

        6. Accrued interest on the Term Loans shall be due and payable thereon, without duplication, on each of the following dates: (a) on the maturity thereof; (b) on the date of any payment or prepayment, in whole or in part, of the principal thereof; and (c) on each "Interest Payment Date" (hereinafter defined). For purposes hereof, the terms "Interest Payment Date" and "Interest Period" shall have the meanings, respectively, assigned to them in the Credit Agreement, except that references therein to CD Rate Loan, LIBOR Rate Loan and Prime Rate Loan shall be deemed to be references to Term Loans bearing interest at the CD Rate, LIBOR Rate and Prime Rate, respectively.

        7. Mandatory prepayments of the principal amount of each Term Loan shall be due and payable in respect of such Term Loan in equal quarterly installments on the last day of each calendar quarter during the "Term" (hereinafter defined) of such Term Loan, commencing on the last day of the first quarter (or part thereof) during the Term applicable to each such Term Loan. "Term" shall mean, as to each Term Loan, that period beginning on the date of conversion to such Term Loan pursuant to Paragraphs 2 or 3 of this Amendment and ending (a) if on the date of conversion to a Term Loan, the Loan Maturity Date has not been established pursuant to the Credit Agreement, on the first Potential Loan Maturity Date which, pursuant to Section 2.01 of the Credit Agreement, could be, as of such date of determination, specified by the Agent to the Borrowers in a Notice of Non-Continuation or (b) if on the date of such conversion, the Loan Maturity Date has been so established, the Loan Maturity Date. The foregoing notwithstanding, to the extent the Borrowers convert any one or more of the Term Loans to Loans in accordance with Paragraph 8 hereinbelow, such Loans shall thereafter be subject to repayment in accordance with the Note or Notes evidencing the same.

       8. Each Borrower shall have the right at any time prior to the termination of this Amendment to convert the outstanding principal amount of any Term Loan owing by such Borrower to a Loan or Loans (which Loans will be governed by the Credit Agreement) by such Borrower's (i) providing the Agent
(a) at least two Business Days' prior notice in the case of a conversion to Loans bearing interest at the LIBOR Rate or the CD Rate, or (b) notice on the same day, in the case of a conversion to Prime Rate Loans, in the form of Exhibit "C" to the Credit Agreement.

             9. Each Borrower shall have the right, at any time and from time to time, at its option, to prepay any Term Loan in whole or in part from time to time, without premium or penalty (except for breakage costs to the extent set forth in Section 3.04(c) of the Credit Agreement). Any such optional prepayments shall be applied to principal installments in their inverse order of maturity and any payment or prepayment on any Term Loan shall reduce (a) the Total Loan Commitment by the amount of such payment or prepayment and (b) each Bank's Loan Commitment by an amount equal to such Bank's Participation Percentage multiplied by the amount of such payment or prepayment. Amounts so paid or prepaid may not be reborrowed. In connection with the foregoing, the parties hereto acknowledge that a conversion of Term Loans to Loans shall not constitute a prepayment or payment thereof but rather a continuation thereof as a Loan or Loans.

            10. The parties hereto hereby agree that any automatic reduction in the Total Loan Commitment pursuant to Section 7.05 of the Credit Agreement shall be without duplication of any reduction in the Total Loan Commitment as a result of any repayments of Loans under the Credit Agreement.

            11. Interest shall cease to accrue on all amounts prepaid, whether pursuant to Paragraphs 7 or 9 hereof.

            12. All principal prepayments (whether pursuant to Paragraphs 7 or 9 hereof) of the Term Loans shall be applied pro rata to the Term Loans owing by such Borrower to all Banks.

            13. At no time shall the principal amount of the Term Loans and the Loans then outstanding exceed, in the aggregate, the amount of the Total Loan Commitment as such Total Loan Commitment may be reduced pursuant to the terms hereof and of the Credit Agreement.

          14. In connection with this Amendment, the parties hereto acknowledge and agree that the Loans and the Term Loans, while representing, respectively, revolving loans and term loans, evidence but one and the same indebtedness advanced by the Banks to the Borrowers pursuant to the Existing Credit Agreement and continued pursuant to the Credit Agreement. In connection with the foregoing, the parties hereto expressly acknowledge and agree that notwithstanding anything contained herein or elsewhere to the contrary or seemingly to the contrary, neither the conversion of any one or more Loans into one or more Term Loans nor the conversion of one or more Term Loans into Loans pursuant to this Amendment shall constitute repayment of the indebtedness evidenced thereby.

          15. This Amendment is an instrument furnished in connection with the transactions contemplated by the Credit Agreement. Each of the General Partner and each of the Borrowers severally represents and warrants, each for itself and not otherwise, that as of the date hereof, each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct.

         16. This Amendment shall terminate and be of no further force and effect (a) upon the termination of the Credit Agreement, or (b) if earlier, upon written notice by the Borrowers to the Agent; it being expressly agreed and understood that termination of this Amendment pursuant to foregoing clause (b) shall in not, in any way, affect the term or effectiveness, or constitute a termination, of the Credit Agreement. Any reduction in the Total Loan Commitment pursuant to the terms of this Amendment shall continue in effect notwithstanding termination of this Amendment.

         17. The Credit Agreement, as amended hereby, shall continue in full force and effect. The Credit Agreement and this Amendment, during its term, shall be read, taken, and construed as one and the same instrument.

             18. This Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which taken together shall constitute but one and the same instrument. This Amendment shall be effective as of the date hereof when counterparts hereof executed by each of the parties hereto shall have been delivered to the Agent.

             19. The parties hereto agree and intend that this Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

             20. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.





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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.


                                LAKEHEAD PIPE LINE COMPANY, INC.


                                By:     Paul W. Norgren
                                        ----------------------------
                                        Name: Paul W. Norgren
                                              ----------------------
                                        Title: Secretary
                                               ---------------------

                                By:     S. Q. DeVinck
                                        ----------------------------
                                        Name: S. Q. DeVinck
                                              ----------------------
                                        Title: Chief Accountant
                                               ---------------------


                                LAKEHEAD PIPE LINE PARTNERS, L.P.

                                By:     Lakehead Pipe Line Company, Inc.,
                                        General Partner


                                By:     Paul W. Norgren
                                        ----------------------------
                                        Name: Paul W. Norgren
                                              ----------------------
                                        Title: Secretary
                                               ---------------------


                                By:     S. Q. DeVinck
                                        ----------------------------
                                        Name: S. Q. DeVinck
                                              ----------------------
                                        Title: Chief Accountant
                                               ---------------------

                                LAKEHEAD SERVICES,
                                LIMITED PARTNERSHIP

                                By:     Lakehead Pipe Line Partners, L.P., a
                                        Delaware Limited Partnership

                                By:     Lakehead Pipe Line Company, Inc.,
                                        General Partner



                                By:     Paul W. Norgren
                                        ----------------------------
                                        Name: Paul W. Norgren
                                              ----------------------
                                        Title: Secretary
                                               ---------------------

                                By:     S. Q. DeVinck
                                        ----------------------------
                                        Name: S. Q. DeVinck
                                              ----------------------
                                        Title: Chief Accountant
                                               ---------------------



                                LAKEHEAD PIPE LINE COMPANY
                                LIMITED PARTNERSHIP

                                By:   Lakehead Pipe Line Company, Inc.,
                                      General Partner



                                By:   Paul W. Norgren
                                      ------------------------------
                                      Name: Paul W. Norgren
                                            ------------------------
                                      Title: Secretary
                                             -----------------------

                                By:   S. Q. DeVinck
                                      ------------------------------
                                      Name: S. Q. DeVinck
                                            ------------------------
                                      Title: Chief Accountant
                                             -----------------------

                                BANK OF MONTREAL, a Canadian-chartered
                                bank in its individual capacity as a Bank and as Agent



                                By; J. Michael Linton
                                   ------------------------------
                                Name: J. Michael Linton
                                     ----------------------------
                                Title:  Director
                                       --------------------------


                                THE TORONTO-DOMINION BANK, a Canadian
                                chartered bank



                                By:
                                    -----------------------------
                                Name:
                                     ----------------------------
                                Title:
                                       --------------------------



                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                a Canadian chartered bank



                                By:
                                    -----------------------------
                                Name:
                                     ----------------------------
                                Title:
                                       --------------------------



                                ABN AMRO BANK, N.V., CAYMAN ISLANDS
                                BRANCH



                                By:
                                    -----------------------------
                                Name:
                                     ----------------------------
                                Title:
                                       --------------------------

                                BANK OF MONTREAL, a Canadian-chartered
                                bank in its individual cacity as a Bank and as Agent


                                By:
                                    -----------------------------
                                Name:
                                      --------------------------
                                Title:
                                       --------------------------


                                THE TORONTO-DOMINION BANK, a Canadian
                                chartered bank



                                By: Neva Nesbitt
                                    -----------------------------
                                Name: NEVA NESBITT
                                      ---------------------------
                                Title: MGR.  CR ADMIN.
                                       --------------------------



                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                a Canadian chartered bank


                                By:
                                    -----------------------------
                                Name:
                                      ---------------------------
                                Title:
                                       --------------------------


                                ABN AMRO BANK, N.V., CAYMAN ISLANDS
                                BRANCH


                                By:
                                    -----------------------------
                                Name:
                                      ---------------------------
                                Title:
                                       --------------------------

                                BANK OF MONTREAL, a Canadian-chartered
                                bank in its individual capacity as a Bank and as Agent


                                By:
                                    -------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                       ----------------------------------------




                                THE TORONTO-DOMINION BANK, a Canadian
                                chartered bank



                                By:
                                    -------------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                       ----------------------------------------


                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                a Canadian chartered bank



                                By:  Gary C. Gaskill  M A.G. Corkum
                                     ------------------------------------------
                                Name: GARY C. GASKILL M.A.G. Corkum
                                      -----------------------------------------
                                Title:AUTHORIZED SIGNATORY AUTHORIZED SIGNATORY
                                      -----------------------------------------


                                ABN AMRO BANK, N.V., a [Netherlands] bank



                                By:
                                    -------------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                       ----------------------------------------

                                BANK OF MONTREAL, a Canadian-chartered
                                bank in its individual capacity as a Bank and as Agent


                                By:
                                    -----------------------------
                                Name:
                                       --------------------------
                                Title:
                                       --------------------------


                                THE TORONTO-DOMINION BANK, a Canadian
                                chartered bank

                                By:
                                    -----------------------------
                                Name:
                                       --------------------------
                                Title:
                                       --------------------------



                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                a Canadian chartered bank


                                By:
                                    -----------------------------
                                Name:
                                       --------------------------
                                Title:
                                       --------------------------






                                ABN AMRO BANK, N.V., CAYMAN ISLANDS
                                BRANCH



                                By: P.K. Chan
                                    -----------------------------
                                Name: P.K. CHAN
                                      ---------------------------
                                Title: VICE PRESIDENT, CREDIT
                                       --------------------------



                                      S-3